SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                              (Amendment No. ___)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/_/   Preliminary Proxy Statement

/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/_/   Definitive Additional Materials

/_/   Soliciting Materials Pursuant to Section 240.14a-12

                AllianceBernstein Global High Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:


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

      (5) Total fee paid:

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      paid previously. Identify the previous filing by registration statement
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

                                        [LOGO]
                                  ALLIANCEBERNSTEIN


                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 27, 2013

To the stockholders of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF, each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41/st/ Floor, New York, New York 10105, on March 27, 2013 at 3:00 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 21, 2013:

    1. To elect three Directors of each Fund, each such Director to hold office for a term of three years, as provided herein, and until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   Any stockholder of record of ABIF, AGHIF, ANMIF, ACMIF or ANYMIF at the close of business on February 12, 2013 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

New York, New York
February 21, 2013

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTE. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                      ALLIANCEBERNSTEIN INCOME FUND, INC.
                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 27, 2013

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the "Board") of AllianceBernstein Income Fund, Inc. ("ABIF"), AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on March 27, 2013 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 21, 2013.

   Any stockholder who owned shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF on February 12, 2013 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON WEDNESDAY, MARCH 27, 2013. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT WWW.ALLIANCEBERNSTEIN.COM/ ABFUNDSPROXY.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and, in each case, until his or her successor is elected and qualifies. The affirmative vote of a majority of the votes cast by a Fund's stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   Under the Funds' respective Charters and Bylaws, the Board has been divided into three classes. For all of the Funds, the terms of Class One Directors will expire as of the Meeting, the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2014 and the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2015. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   At the Meeting, Michael J. Downey and Nancy P. Jacklin are standing for election in Class One of each Fund; John H. Dobkin is standing for election in Class One of ABIF, ACMIF, ANMIF and ANYMIF; and Robert M. Keith is standing for election in Class One of AGHIF. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

   At the Meeting, the holders of each series of preferred stock of ANMIF, ACMIF and ANYMIF (the "Preferred Stockholders") will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF (i.e., one vote per share), respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. In addition, the Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Directors"). The Preferred Directors are John H. Dobkin and Michael J. Downey and each is a member of Class One of ANMIF, ACMIF and

ANYMIF. Accordingly, such Preferred Stockholders will vote on the proposed election of such Class One Directors at the Meeting.

   Certain information concerning the Funds' Directors and the nominees is set forth below.

                                                                           NUMBER OF
                                                                           PORTFOLIOS
                                                                               IN
                         YEAR                                              ALLIANCE-
                         TERM                                              BERNSTEIN
                         AS A                                                 FUND         OTHER
                        DIRECTOR                PRINCIPAL OCCUPATION(S)     COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS*       WILL      YEARS OF      DURING PAST 5 YEARS        OVERSEEN      HELD BY
       AND AGE          EXPIRE    SERVICE**           OR LONGER            BY DIRECTOR    DIRECTOR
----------------------- --------  ----------- ---------------------------- -----------  -------------
INDEPENDENT
DIRECTORS
Chairman of the Board   Class     AGHIF: 20   Investment Adviser and an       101           None
William H. Foulk, Jr.,  Two       ABIF: 15    Independent Consultant
#,##                    (Each     ANMIF,      since prior to 2008.
80                      Fund      ACMIF and   Previously, he was Senior
                        2014)     ANYMIF: 11  Manager of Barrett
                                              Associates, Inc., a
                                              registered investment
                                              adviser. He was formerly
                                              Deputy Comptroller and
                                              Chief Investment Officer
                                              of the State of New York
                                              and, prior thereto, Chief
                                              Investment Officer of the
                                              New York Bank for
                                              Savings. He has served as
                                              a director or trustee of
                                              various AllianceBernstein
                                              Funds since 1983 and has
                                              been Chairman of the
                                              AllianceBernstein Funds
                                              and of the Independent
                                              Directors Committees of
                                              the AllianceBernstein
                                              Funds since 2003.

John H. Dobkin,#        Class     ABIF: 15    Independent Consultant          101           None
71                      One       AGHIF: 20   since prior to 2008.
                        (ABIF,    ANMIF,      Formerly, President of
                        ANMIF,    ACMIF and   Save Venice, Inc.
                        ACMIF     ANYMIF: 11  (preservation organization)
                        and                   from 2001-2002; Senior
                        ANYMIF                Adviser from June 1999-
                        2016)+                June 2000 and President of
                                              Historic Hudson Valley
                        Class                 (historic preservation)
                        Two                   from December 1989-May
                        (AGHIF                1999. Previously, Director
                        2014)                 of the National Academy
                                              of Design. He has served
                                              as a director or trustee of
                                              various AllianceBernstein
                                              Funds since 1992.

                                                                        NUMBER OF
                                                                        PORTFOLIOS
                                                                            IN
                      YEAR                                              ALLIANCE-
                      TERM                                              BERNSTEIN
                      AS A                                                 FUND         OTHER
                     DIRECTOR               PRINCIPAL OCCUPATION(S)      COMPLEX     DIRECTORSHIPS
  NAME, ADDRESS*      WILL     YEARS OF       DURING PAST 5 YEARS        OVERSEEN      HELD BY
      AND AGE        EXPIRE    SERVICE**           OR LONGER            BY DIRECTOR    DIRECTOR
-------------------- --------  ---------  ----------------------------- -----------  -------------
Michael J. Downey,#  Class     Each       Private Investor since prior     101       Asia Pacific
69                   One       Fund: 8    to 2008. Formerly,                         Fund, Inc.
                     (Each                managing partner of                        and The
                     Fund                 Lexington Capital, LLC                     Merger
                     2016)+               (investment advisory firm)                 Fund since
                                          from December 1997-                        prior to
                                          December 2003. From                        2007 and
                                          1987-1993, Chairman and                    Prospect
                                          CEO of Prudential Mutual                   Acquisition
                                          Fund Management,                           Corp.
                                          director of the Prudential                 (financial
                                          mutual funds, and member                   services)
                                          of the Executive                           from 2007-
                                          Committee of Prudential                    2009
                                          Securities Inc. He has
                                          served as a director or
                                          trustee of the
                                          AllianceBernstein Funds
                                          since 2005.

D. James Guzy,#      Class     Each       Chairman of the Board of         101       Cirrus
76                   Two       Fund: 7    PLX Technology (semi-                      Logic
                     (Each                conductors) and of SRC                     Corporation
                     Fund                 Computers Inc., with                       (semi-
                     2014)                which he has been                          conductors)
                                          associated since prior to                  and PLX
                                          2008. He was a director of                 Technology
                                          Intel Corporation (semi-                   (semi-
                                          conductors) from 1969-                     conductors)
                                          2008, and served as                        since prior
                                          Chairman of the Finance                    to 2007 and
                                          Committee for such                         Intel
                                          company for several years                  Corporation
                                          until May 2008. He has                     (semi-
                                          served as a director or                    conductors)
                                          trustee of one or more of                  since prior
                                          the AllianceBernstein                      to 2007-
                                          Funds since 1982.                          2008

                                                                       NUMBER OF
                                                                       PORTFOLIOS
                                                                           IN
                     YEAR                                              ALLIANCE-
                     TERM                                              BERNSTEIN
                     AS A                                                 FUND         OTHER
                    DIRECTOR               PRINCIPAL OCCUPATION(S)      COMPLEX     DIRECTORSHIPS
  NAME, ADDRESS*     WILL     YEARS OF       DURING PAST 5 YEARS        OVERSEEN      HELD BY
     AND AGE        EXPIRE    SERVICE**           OR LONGER            BY DIRECTOR    DIRECTOR
------------------- --------  ---------  ----------------------------- -----------  -------------
Nancy P. Jacklin,#  Class     Each       Professorial Lecturer at the     101           None
64                  One       Fund: 7    Johns Hopkins School of
                    (Each                Advanced International
                    Fund                 Studies since 2008.
                    2016)+               Formerly, U.S. Executive
                                         Director of the
                                         International Monetary
                                         Fund from December
                                         2002-May 2006; Partner,
                                         Clifford Chance from
                                         1992-2002; Sector
                                         Counsel, International
                                         Banking and Finance, and
                                         Associate General
                                         Counsel, Citicorp from
                                         1985-1992; Assistant
                                         General Counsel
                                         (International), Federal
                                         Reserve Board of
                                         Governors from 1982-
                                         1985; and Attorney
                                         Advisor, U.S. Department
                                         of the Treasury from 1973-
                                         1982. Member of the Bar
                                         of the District of Columbia
                                         and New York; member of
                                         the Council on Foreign
                                         Relations. She has served
                                         as a director or trustee of
                                         the AllianceBernstein
                                         Funds since 2006.

                                                                              NUMBER OF
                                                                              PORTFOLIOS
                                                                                  IN
                            YEAR                                              ALLIANCE-
                            TERM                                              BERNSTEIN
                            AS A                                                 FUND         OTHER
                           DIRECTOR               PRINCIPAL OCCUPATION(S)      COMPLEX     DIRECTORSHIPS
     NAME, ADDRESS*         WILL     YEARS OF       DURING PAST 5 YEARS        OVERSEEN      HELD BY
         AND AGE           EXPIRE    SERVICE**           OR LONGER            BY DIRECTOR    DIRECTOR
-------------------------- --------  ---------  ----------------------------- -----------  --------------
Garry L. Moody,#            Class    Each       Independent Consultant.          101       None
60                          Three    Fund: 5    Formerly, Partner, Deloitte
                            (Each               & Touche LLP 1995-2008,
                            Fund                where he held a number of
                            2015)               senior positions, including
                                                Vice Chairman, and U.S.
                                                and Global Investment
                                                Management Practice
                                                Managing Partner;
                                                President, Fidelity
                                                Accounting and Custody
                                                Services Company from
                                                1993-1995; and Partner,
                                                Ernst & Young LLP from
                                                1975-1993, where he also
                                                served as the National
                                                Director of Mutual Fund
                                                Tax Services. He has
                                                served as a director or
                                                trustee, and as Chairman of
                                                the Audit Committees of
                                                the AllianceBernstein
                                                Funds since 2008.

Marshall C. Turner, Jr.,#   Class    Each       Private Investor since prior     101       Xilinx, Inc.
71                          Three    Fund: 7    to 2008. Interim CEO of                    (programmable
                            (Each               MEMC Electronic                            logic semi-
                            Fund                Materials, Inc. (semi-                     conductors)
                            2015)               conductor and solar cell                   and MEMC
                                                substrates) from November                  Electronic
                                                2008-March 2009. He was                    Materials,
                                                Chairman and CEO of                        Inc. (semi-
                                                Dupont Photomasks, Inc.                    conductor
                                                (components of semi-                       and solar
                                                conductor manufacturing)                   cell
                                                from 2003-2005, and                        substrates)
                                                President and CEO from                     since prior
                                                2005-2006, after the                       to 2008
                                                company was acquired and
                                                renamed Toppan
                                                Photomasks, Inc. He has
                                                served as a director or
                                                trustee of one or more of
                                                the AllianceBernstein
                                                Funds since 1992.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                                                                       IN
                              YEAR                                                 ALLIANCE-
                              TERM                                                 BERNSTEIN
                              AS A                                                    FUND         OTHER
                             DIRECTOR                 PRINCIPAL OCCUPATION(S)       COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS*          WILL     YEARS OF        DURING PAST 5 YEARS          OVERSEEN      HELD BY
          AND AGE            EXPIRE    SERVICE**            OR LONGER              BY DIRECTOR    DIRECTOR
---------------------------- --------  ---------  -------------------------------- -----------  -------------
Earl D. Weiner,#             Class     Each       Of Counsel, and Partner             101           None
73                           Three     Fund: 6    prior to January 2007, of the
                             (Each                law firm Sullivan &
                             Fund                 Cromwell LLP and member
                             2015)                of ABA Federal Regulation
                                                  of Securities Committee
                                                  Task Force to draft editions
                                                  of the Fund Director's
                                                  Guidebook. He has served
                                                  as a director or trustee of the
                                                  AllianceBernstein Funds
                                                  since 2007 and is Chairman
                                                  of the Governance and
                                                  Nominating Committees of
                                                  the Funds.

INTERESTED
DIRECTOR
Robert M. Keith, ++          Class     Each       Senior Vice President of            101           None
1345 Avenue of the Americas  One       Fund: 4    AllianceBernstein L.P. (the
New York, NY 10105           (AGHIF               "Adviser") +++ and head of
52                           2016)+               AllianceBernstein
                                                  Investments, Inc. ("ABI")
                             Class                +++ since July 2008;
                             Two                  Director of ABI and
                             (ABIF,               President of the
                             ANMIF,               AllianceBernstein Funds.
                             ACMIF                Previously, he served as
                             and                  Executive Managing
                             ANYMIF               Director of ABI from
                             2014)                December 2006-June 2008.
                                                  Prior to joining ABI in
                                                  2006, he served as
                                                  Executive Managing
                                                  Director of Bernstein Global
                                                  Wealth Management, and
                                                  prior thereto, Senior
                                                  Managing Director and
                                                  Global Head of Client
                                                  Service and Sales of the
                                                  Adviser's institutional
                                                  investment management
                                                  business since 2004. Prior
                                                  thereto, he served as
                                                  Managing Director and
                                                  Head of North American
                                                  Client Service and Sales in
                                                  the Adviser's institutional
                                                  investment management
                                                  business, with which he has
                                                  been associated since prior
                                                  to 2004.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of years served as a Director. # Member of the Audit Committee, the Governance and Nominating Committee, and
   the Independent Directors Committee for each Fund.
## Member of the Fair Value Pricing Committee for each Fund.
+  If elected at the Meeting.
++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of each Fund due to his position as a Senior Vice President of the Adviser.
+++The Adviser and ABI are affiliates of each Fund.

   The dollar range of the Funds' securities beneficially owned by each Director, and the aggregate dollar range of securities owned in the funds overseen by the Director within the AllianceBernstein Fund Complex are set forth below.

                                                        AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN THE
                                                      FUNDS OVERSEEN IN THE
                              DOLLAR RANGE OF EQUITY    ALLIANCEBERNSTEIN
                             SECURITIES IN THE FUNDS     FUND COMPLEX AS
                             AS OF DECEMBER 31, 2012  OF DECEMBER 31, 2012
                             ------------------------ ---------------------
    Independent Directors
    ---------------------
    John H. Dobkin           ABIF:   $10,001-$50,000      Over $100,000
                             AGHIF:  $10,001-$50,000      Over $100,000
    Michael J. Downey        ABIF:      $1-$10,000        Over $100,000
    William H. Foulk, Jr.    ABIF:   $10,001-$50,000      Over $100,000
                             AGHIF:  $10,001-$50,000      Over $100,000
                             ANMIF:     $1-$10,000        Over $100,000
    D. James Guzy            AGHIF:  $10,001-$50,000      Over $100,000
    Garry L. Moody           ABIF:   $10,001-$50,000      Over $100,000
    Nancy P. Jacklin         ABIF:   $50,001-$100,000     Over $100,000
                             AGHIF:  $10,001-$50,000
    Marshall C. Turner, Jr.  ABIF:    Over $100,000       Over $100,000
    Earl D. Weiner           AGHIF:  $10,001-$50,000      Over $100,000
                             ANYMIF:    $1-$10,000        Over $100,000
    Interested Director
    -------------------
    Robert M. Keith                        None               None

   The business and affairs of the Funds are managed under the direction of the Board. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors," and the Director who is an "interested person" of the Funds is referred to as an "Interested Director." Certain information concerning each Director and the Funds' governance structure is set forth below.

   Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

   In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as a Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as Director, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications, common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors); to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York

Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director, including as Chairman of a public company and as Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser, with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant, including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor, including serving as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes representing registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of each Fund in accordance with its investment objective and policies, and otherwise in accordance with the Fund's prospectus, the requirements of the 1940 Act and other applicable Federal laws, applicable state laws and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings 8 times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit Committee, the Governance and Nominating Committee, the Independent Directors Committee and the Fair Value Pricing Committee - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe this structure sets the proper tone for the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

   Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances will occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

   Risk oversight forms part of the Board's general oversight of the Funds' investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in ensuring effective risk management, but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, resource availability and/or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), each Fund's Senior Officer (who is also the Fund's chief compliance officer), each Fund's independent registered public accounting firm and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs.

   Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

   During each Fund's fiscal year ended 2012, the Board of ABIF met 9 times; of AGHIF, 8 times; and of ANMIF, ACMIF and ANYMIF, 9 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Board Committees. The Board has four standing committees: the Audit Committee, the Governance and Nominating Committee, the Independent Directors Committee, and the Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors.

   The function of the Audit Committee is to assist the Board in its oversight of each Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange ("NYSE"). During each Fund's fiscal year ended 2012, the Audit Committee of ABIF met 3 times; of AGHIF, 4 times; of ANMIF, 3 times; of ACMIF, 3 times; and of ANYMIF, 3 times.

   The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.alliancebernstein.com (click on "AllianceBernstein Mutual Fund Investors" then "U.S." then "Explore Our Products/Closed Ends" then the name of a Fund (e.g., "Alliance New York Municipal Income Fund") then "Prospectus & Shareholder Resources" then "Governance and Nominating Committee Charter"). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group of stockholders for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During each Fund's fiscal year ended 2012, the Governance and Nominating Committee met 3 times.

   The function of the Independent Directors Committee is to consider and take action on matters that the Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund's fiscal year ended 2012, the Independent Directors Committee of ABIF met 8 times; of AGHIF, 7 times; and of ANMIF, ACMIF and ANYMIF, 7 times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended 2012, the approval of the Advisory and Shareholder Inquiry Agreements was considered at two such executive sessions.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's net asset value by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Funds' most recently completed fiscal years.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   Board Compensation. None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. Information concerning the aggregate compensation paid by the Funds to the Directors during each Fund's fiscal year ended 2012; the aggregate compensation paid to the Directors during calendar year 2012 by all of the investment companies overseen by the Director within the AllianceBernstein Fund Complex; the total number of investment companies in the AllianceBernstein Fund Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                  NUMBER OF
                                                                NUMBER OF        INVESTMENT
                                                               INVESTMENT        PORTFOLIOS
                                                            COMPANIES IN THE     WITHIN THE
                                                            ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                            COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                                              FROM THE        INCLUDING THE     INCLUDING THE
                        COMPENSATION      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                          FROM THE          FUND COMPLEX,       WHICH THE         WHICH THE
                        FUNDS DURING        INCLUDING THE     DIRECTOR IS A     DIRECTOR IS A
                       THEIR FISCAL YEARS   FUNDS, DURING      DIRECTOR OR       DIRECTOR OR
  NAME OF DIRECTOR       ENDED 2012             2012             TRUSTEE           TRUSTEE
---------------------- ------------------ ----------------- ----------------- -----------------
Independent Directors
---------------------
John H. Dobkin         $ 6,224   ABIF         $252,000             31                101
                       $ 5,992   AGHIF
                       $ 6,185   ANMIF
                       $ 6,185   ACMIF
                       $ 6,185   ANYMIF
Michael J. Downey      $ 6,224   ABIF         $252,000             31                101
                       $ 5,992   AGHIF
                       $ 6,185   ANMIF
                       $ 6,185   ACMIF
                       $ 6,185   ANYMIF
William H. Foulk, Jr.  $11,780   ABIF         $477,000             31                101
                       $ 9,920   AGHIF
                       $11,708   ANMIF
                       $11,708   ACMIF
                       $11,708   ANYMIF
D. James Guzy          $ 6,224   ABIF         $252,000             31                101
                       $ 5,992   AGHIF
                       $ 6,185   ANMIF
                       $ 6,185   ACMIF
                       $ 6,185   ANYMIF
Nancy P. Jacklin       $ 6,224   ABIF         $252,000             31                101
                       $ 5,992   AGHIF
                       $ 6,185   ANMIF
                       $ 6,185   ACMIF
                       $ 6,185   ANYMIF

                                                                                    NUMBER OF
                                                                  NUMBER OF        INVESTMENT
                                                                 INVESTMENT        PORTFOLIOS
                                                              COMPANIES IN THE     WITHIN THE
                                                              ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                              COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                                                FROM THE        INCLUDING THE     INCLUDING THE
                         COMPENSATION       ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                           FROM THE           FUND COMPLEX,       WHICH THE         WHICH THE
                         FUNDS DURING         INCLUDING THE     DIRECTOR IS A     DIRECTOR IS A
                         THEIR FISCAL YEARS   FUNDS, DURING      DIRECTOR OR       DIRECTOR OR
   NAME OF DIRECTOR       ENDED 2012              2012             TRUSTEE           TRUSTEE
------------------------ ------------------ ----------------- ----------------- -----------------
Garry L. Moody           $6,915    ABIF         $280,000             31                101
                         $6,654    AGHIF
                         $6,873    ANMIF
                         $6,873    ACMIF
                         $6,873    ANYMIF
Marshall C. Turner, Jr.  $6,224    ABIF         $252,000             31                101
                         $5,992    AGHIF
                         $6,185    ANMIF
                         $6,185    ACMIF
                         $6,185    ANYMIF
Earl D. Weiner           $6,668    ABIF         $270,000             31                101
                         $6,416    AGHIF
                         $6,627    ANMIF
                         $6,627    ACMIF
                         $6,627    ANYMIF

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE APPLICABLE FUND. FOR EACH FUND, APPROVAL OF PROPOSAL ONE REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of the nominees as Directors for each Fund. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). For each Fund, the approval of Proposal One requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposal One. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the Fund. In the event that
(i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposal One (as described in the Proxy Statement) have not been timely received, the Chairman of the Board may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board for Proposal One will be voted against adjournment of the Meeting.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or on any other matter by the stockholders of another Fund. As described above, Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF, respectively, and will vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds. In addition, the Preferred Stockholders, voting separately as a class, have the right to elect two Preferred Directors.

   Each Fund has engaged Boston Financial Data Services ("BFDS"), 30 Dan Road - Second Floor, Canton, MA 02021, to assist in soliciting proxies for the Meeting. BFDS will receive a total fee of approximately $2,500 for its services, to be divided equally among the Funds ($500 per Fund).

OTHER INFORMATION

OFFICERS OF THE FUNDS
---------------------

   Certain information concerning the Funds' officers is set forth below. Each officer is elected annually by the Board and serves a one-year term until his or her successor is duly elected and qualifies.

                                       POSITION(S) (MONTH AND YEAR      PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 FIRST ELECTED)                   PAST 5 YEARS (OR LONGER)
----------------------                 -------------------------------- ---------------------------------
Robert M. Keith,                       President and Chief Executive    See biography above.
52                                     Officer, all Funds (09/08)

Philip L. Kirstein,                    Senior Vice President and        Senior Vice President and
67                                     Independent Compliance Officer,  Independent Compliance
                                       all Funds (10/04)                Officer of the AllianceBernstein
                                                                        Mutual Funds, with which he
                                                                        has been associated since
                                                                        October 2004. Prior thereto, he
                                                                        was Of Counsel to Kirkpatrick
                                                                        & Lockhart, LLP from October
                                                                        2003-October 2004, and
                                                                        General Counsel of Merrill
                                                                        Lynch Investment Managers,
                                                                        L.P. since prior to March 2003.

Robert (Guy) B. Davidson III,          Senior Vice President,           Senior Vice President of the
51                                     ANMIF (4/02)                     Adviser**, with which he has
                                       ACMIF (4/02)                     been associated since prior to
                                       ANYMIF (4/02)                    2008.

Douglas J. Peebles,                    Senior Vice President,           Senior Vice President of the
47                                     ANMIF (6/04)                     Adviser**, with which he has
                                       ACMIF (6/04)                     been associated since prior to
                                       ANYMIF (6/04)                    2008.
                                       Vice President,
                                       ABIF (8/02)

Michael G. Brooks,                     Vice President,                  Senior Vice President of the
64                                     ANMIF (10/05)                    Adviser**, with which he has
                                       ACMIF (10/05)                    been associated since prior to
                                       ANYMIF (10/05)                   2008.

Fred S. Cohen,                         Vice President,                  Senior Vice President of the
54                                     ACMIF (10/05)                    Adviser**, with which he has
                                       ANMIF (10/05)                    been associated since prior to
                                       ANYMIF (10/05)                   2008.

Paul J. DeNoon,                        Vice President,                  Senior Vice President of the
50                                     ABIF (3/93)                      Adviser**, with which he has
                                       AGHIF (4/94)                     been associated since prior to
                                                                        2008.

                                       POSITION(S) (MONTH AND YEAR    PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 FIRST ELECTED)                 PAST 5 YEARS (OR LONGER)
----------------------                 ------------------------------ ---------------------------------
Gershon M. Distenfeld,                 Vice President,                Senior Vice President of the
37                                     ABIF (3/06)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2008.

Terrance T. Hults,                     Vice President,                Senior Vice President of the
46                                     ANMIF (12/01)                  Adviser**, with which he has
                                       ACMIF (12/01)                  been associated since prior to
                                       ANYMIF (12/01)                 2008.

Michael L. Mon,                        Vice President,                Vice President of the
43                                     ABIF (4/00)                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2008.

Marco G. Santamaria,                   Vice President,                Vice President of the
46                                     AGHIF (9/10)                   Adviser**, with which he has
                                                                      been associated since June
                                                                      2010. Prior thereto, he was a
                                                                      founding partner at Global
                                                                      Securities Advisors, an
                                                                      emerging market-oriented
                                                                      fixed-income hedge fund since
                                                                      prior to 2008.

Matthew S. Sheridan,                   Vice President,                Vice President of the
37                                     ABIF (11/08)                   Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2008.

Joseph J. Mantineo,                    Treasurer and Chief Financial  Senior Vice President of
53                                     Officer, all Funds (8/06)      AllianceBernstein Investor
                                                                      Services, Inc. ("ABIS")**, with
                                                                      which he has been associated
                                                                      since prior to 2008.

Phyllis J. Clarke,                     Controller,                    Vice President of ABIS**, with
52                                     ABIF (11/08)                   which she has been associated
                                       ANMIF (5/09)                   since prior to 2008.
                                       ACMIF (5/09)
                                       ANYMIF (5/09)

Stephen Woetzel,                       Controller,                    Vice President of ABIS**, with
41                                     AGHIF (5/09)                   which he has been associated
                                                                      since prior to 2008.

Emilie D. Wrapp,                       Secretary,                     Senior Vice President, Assistant
57                                     all Funds (10/05)              General Counsel and Assistant
                                                                      Secretary of ABI**, with which
                                                                      she has been associated since
                                                                      prior to 2008.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

STOCK OWNERSHIP
---------------

   The outstanding voting shares of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF as of the Record Date consisted of 242,911,697 shares of common stock of ABIF; 86,072,694 shares of common stock of AGHIF; 28,736,928 shares of common stock and 2,677 shares of each of Auction Preferred Shares, Series M, Series W and Series TH and 1,658 shares of Series T of ANMIF; 8,553,536 shares of common stock and 1,451 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF; and 4,836,261 shares of common stock and 816 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 12, 2013, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

AUDIT COMMITTEE REPORT
----------------------

   The following Audit Committee Report was adopted by the Audit Committee for each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.alliancebernstein.com (click on "AllianceBernstein Mutual Fund Investors," then "U.S." then "Products & Performance/Closed-End Funds" then the name of a Fund (e.g., "Alliance New York Municipal Income Fund") then "Prospectus & Shareholder Resources" then "Closed-End Funds Audit Committee Charter"). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe there is credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, Auditors Communication with those Charged with Governance, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

 John H. Dobkin                         Nancy P. Jacklin
 Michael J. Downey                      Garry L. Moody
 William H. Foulk, Jr.                  Marshall C. Turner, Jr.
 D. James Guzy                          Earl D. Weiner

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS BY THE BOARD
-----------------------------------------------------------------------

   The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Funds' independent registered public accounting firm. In addition, on the dates specified below, the Board approved the selection of the Funds' independent registered public accounting firm as required by, and in accordance with the 1940 Act. At meetings held on January 31 - February 2, 2012 (AGHIF) and November 6-8, 2012 (ABIF, ANMIF, ACMIF and ANYMIF), the Board approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit, regarding each Fund, the accounts for the fiscal year ending, as applicable, March 31, 2013 (AGHIF); October 31, 2013 (ANMIF, ACMIF and ANYMIF) and December 31, 2013
(ABIF).

   Ernst & Young LLP has audited the accounts of ABIF, AGHIF, ANMIF, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
----------------------------------------------------

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                    ALL FEES FOR
                                                                     NON-AUDIT
                                                          ALL OTHER   SERVICES
                                                          FEES FOR  PROVIDED TO
                                                          SERVICES   THE FUND,
                                                          PROVIDED  THE ADVISER
                                       AUDIT               TO THE   AND SERVICE
                         AUDIT FEES RELATED FEES TAX FEES   FUND    AFFILIATES*
                         ---------- ------------ -------- --------- ------------
AllianceBernstein   2011  $57,500      $8,128    $18,426     $0       $707,390
 Income Fund, Inc.  2012  $57,500     $10,326    $27,750     $0       $735,121

                                                                               ALL FEES FOR
                                                                                NON-AUDIT
                                                                     ALL OTHER   SERVICES
                                                                     FEES FOR  PROVIDED TO
                                                                     SERVICES   THE FUND,
                                                                     PROVIDED  THE ADVISER
                                                  AUDIT               TO THE   AND SERVICE
                                    AUDIT FEES RELATED FEES TAX FEES   FUND    AFFILIATES*
                                    ---------- ------------ -------- --------- ------------
AllianceBernstein Global       2011  $57,500      $8,000    $16,971     $0       $588,417
 High Income Fund, Inc.        2012  $57,500      $8,000    $17,891     $0       $728,038
AllianceBernstein
 National Municipal            2011  $32,500      $8,295    $12,467     $0       $696,428
 Income Fund, Inc.             2012  $32,500      $8,326    $12,967     $0       $720,058

Alliance California Municipal  2011  $32,500      $8,295    $12,467     $0       $696,428
 Income Fund, Inc.             2012  $32,500      $8,326    $12,967     $0       $720,058

Alliance New York
 Municipal Income              2011  $32,500      $8,295    $12,467     $0       $696,428
 Fund, Inc.                    2012  $32,500      $8,326    $12,967     $0       $720,058

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2012 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit Committee for 2012 were ABIF, $38,076 (comprising $10,326 of audit related fees and $27,750 of tax fees); AGHIF, $25,891 (comprising $8,000 of audit related fees and $17,891 of tax fees); ANMIF, $21,293 (comprising $8,326 of audit related fees and $12,967 of tax fees); ACMIF, $21,293 (comprising $8,326 of audit related fees and $12,967 of tax fees); and ANYMIF, $21,293 (comprising $8,326 of audit related fees and $12,967 of tax fees). The Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds' independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for each of the Funds is the Adviser.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   None of the Funds is aware of an untimely filing of a statement of initial beneficial ownership interest by any person subject to Section 16 under the Exchange Act during the Fund's fiscal year ended 2012.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. As of February 12, 2013, the following shareholders held more than 5% of the specified Fund's shares:

                                                                   NUMBER
FUND            SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES PERCENTAGE
 ----  ----------------------------------------- ---------------  --------- ----------
ANMIF  First Trust Portfolios L.P., First Trust   common stock    5,448,863   18.99%
       Advisors L.P. and The Charger
       Corporation (120 East Liberty Drive,
       Suite 400, Wheaton, Illinois 60187)

ANMIF  Citigroup Global Markets Inc.,             auction rate        2,957   30.50%
       Citigroup Financial Products Inc.,         preferred
       Citigroup Global Markets Holdings          stock
       Inc. (388 Greenwich Street, New
       York, New York 10013) and Citigroup
       Inc. (399 Park Avenue, New York,
       New York 10043)

ANMIF  UBS AG on behalf of UBS Securities         auction rate        1,049   10.83%
       LLC and UBS Financial Services Inc.        preferred
       (Bahnhofstrasse 45, P.O. Box CH-           stock
       8021, Zurich, Switzerland)

                                                                NUMBER
 FUND          SHAREHOLDER (ADDRESS)          CLASS OF SHARES  OF SHARES PERCENTAGE
 ----   ------------------------------------- ---------------  --------- ----------
ANMIF   Bank of America Corp. (Bank of         auction rate        1,770   18.30%
        America Corporate Center, 100          preferred
        North Tryon Street, Charlotte, North   stock
        Carolina 28255), Bank of America
        N.A. (101 South Tryon Street,
        Charlotte, North Carolina 28255)
        and Blue Ridge Investments, L.L.C.
        (214 North Tryon Street, Charlotte,
        North Carolina 28255)

ACMIF   First Trust Portfolios L.P., First     common          1,612,738   18.89%
        Trust Advisors L.P. and The Charger    stock
        Corporation (120 East Liberty Drive,
        Suite 400, Wheaton, Illinois 60187)

ACMIF   Citigroup Global Markets Inc.,         auction rate        1,456   50.20%
        Citigroup Financial Products Inc.,     preferred
        Citigroup Global Markets Holdings      stock
        Inc. (388 Greenwich Street, New
        York, New York 10013) and
        Citigroup Inc. (399 Park Avenue,
        New York, New York 10043)

ACMIF   UBS AG on behalf of UBS                auction rate          350   12.06%
        Securities LLC and UBS Financial       preferred
        Services Inc. (Bahnhofstrasse 45,      stock
        P.O. Box CH-8021, Zurich,
        Switzerland)

ACMIF   Bank of America Corp. (Bank of         auction rate          834   28.70%
        America Corporate Center, 100          preferred
        North Tryon Street, Charlotte, North   stock
        Carolina 28255), Bank of America
        N.A. (101 South Tryon Street,
        Charlotte, North Carolina 28255)
        and Blue Ridge Investments, L.L.C.
        (214 North Tryon Street, Charlotte,
        North Carolina 28255)

ANYMIF  First Trust Portfolios L.P., First     common            515,054   10.67%
        Trust Advisors L.P. and The Charger    stock
        Corporation (120 East Liberty Drive,
        Suite 400, Wheaton, Illinois 60187)

ANYMIF  Citigroup Global Markets Inc.,         auction rate          848    52.0%
        Citigroup Financial Products Inc.,     preferred
        Citigroup Global Markets Holdings      stock
        Inc. (388 Greenwich Street, New
        York, New York 10013) and
        Citigroup Inc. (399 Park Avenue,
        New York, New York 10043)

                                                                NUMBER
 FUND          SHAREHOLDER (ADDRESS)          CLASS OF SHARES  OF SHARES PERCENTAGE
 ----   ------------------------------------- ---------------  --------- ----------
ANYMIF  UBS AG on behalf of UBS Securities     auction rate        97       5.94%
        LLC and UBS Financial Services Inc.    preferred
        (Bahnhofstrasse 45, P.O. Box CH-       stock
        8021, Zurich, Switzerland)

ANYMIF  Bank of America Corp. (Bank of         auction rate       589      36.10%
        America Corporate Center, 100 North    preferred
        Tryon Street, Charlotte, North         stock
        Carolina 28255) and Blue Ridge
        Investments, L.L.C. (214 North Tryon
        Street, Charlotte, North Carolina
        28255)

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 24, 2013 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2014 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2013 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 24, 2013 and no later than October 24, 2013.

   The persons named as proxies for the 2014 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 24, 2013 and no later than October 24, 2013. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

February 21, 2013
New York, New York

                    TABLE OF CONTENTS                   PAGE
                    ----------------------------------- ----
                    Introduction.......................   1
                    Proposal One: Election of
                     Directors.........................   2
                    Proxy Voting and Stockholder
                     Meeting...........................  15
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds.........................  23
                    Section 16(a) Beneficial Ownership
                     Reporting Compliance..............  23
                    Other Matters......................  23
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders......................  25
                    Reports to Stockholders............  26


                                            ALLIANCEBERNSTEIN INCOME FUND, INC.
                                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                         ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

                                        [LOGO]
                                  ALLIANCEBERNSTEIN


--------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

FEBRUARY 21, 2013

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT




                                         EASY VOTING OPTIONS:

                                                VOTE ON THE INTERNET
                                                     Log on to:
                                                www.proxy-direct.com
                                                --------------------
                                                 or scan the QR code
                                          Follow the on-screen instructions
                                                 available 24 hours

                                                    VOTE BY PHONE
                                                 Call 1-800-337-3503
                                          Follow the recorded instructions
                                                 available 24 hours

                                                    VOTE BY MAIL
                                           Vote, sign and date this Proxy
                                               Card and return in the
                                                postage-paid envelope

                                                   VOTE IN PERSON
                                             Attend Stockholder Meeting
                                             1345 Avenue of the Americas
                                                 New York, NY 10105
                                                  on March 27, 2013








                  Please detach at perforation before mailing.

FORM OF PROXY                                                      FORM OF PROXY

      ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC. (THE "CORPORATION")

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 27, 2013


The undersigned stockholder of AllianceBernstein Global High Income Fund, Inc., a Maryland corporation, hereby appoints Carol H. Rappa and Nancy E. Hay, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:00 p.m., Eastern Time, on March 27, 2013, at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                                  VOTE VIA THE INTERNET:  www.proxy-direct.com
                                  VOTE VIA TELEPHONE:  1-800-337-3503


                                  Note:  Please   sign   exactly   as   your
                                  name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.


                                  ----------------------------------
                                  Signature and Title, if applicable


                                  ----------------------------------
                                  Signature (if held jointly)


                                  ----------------------
                                  Date

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT



     Important Notice Regarding the Availability of Proxy Materials for the
          Annual Meeting of Stockholders to be Held on March 27, 2013.

            The Proxy Statement and Proxy Card for this meeting are
                available at: https://www.proxy-direct.com/alb-24368






                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD





                  Please detach at perforation before mailing.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE CLASS ONE NOMINEES LISTED (TERMS EXPIRE 2016)


PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: /X/


1.   Election of Directors:
                                          FOR         WITHHOLD      FOR ALL
                                          ALL           ALL         EXCEPT

     01.  Michael J. Downey               /  /         /   /         /   /

     02.  Nancy P. Jacklin

     03.  Robert M. Keith

     INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

     --------------------------------------------------------------------------

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE